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                                                                 EXHIBIT 10.25a

July 16, 1997



Mr. Earl Wiklund
Harden & Company, Inc.,
1800 Sutter Street, Suite 400
Concord, CA  94520

RE:  ADDENDUM TO LEASE AGREEMENT BETWEEN
     ZUFU PROPERTIES CO., LTD. AND
     HARDEN & COMPANY, INC., A CALIFORNIA CORPORATION
     DATED:JULY 14, 1997
     BLDG. 3460, SUITE 407

Dear Mr. Wiklund:

Notwithstanding anything to the contrary contained within Paragraph 1 of the Addendum to the Lease dated July 14, 1997 by and between Zufu Properties Co., Ltd., a California corporation ("Landlord") by and through Total Properties Management Company., as managing agent for the Property ("Landlord's Manager") and Harden & Company, Inc., a California corporation ("Tenant"), this letter shall serve as an agreement by and between Landlord and Tenant that Landlord shall deliver the Premises to Tenant in "as-is" condition, except that Landlord, at Landlord's sole cost and expense, shall paint the Premises; install carpet and carpet base throughout the Premises, with the exception of two (2) rooms which will receive VCT flooring; seal up one (1) glass window between two offices and install one (1) light switch using building standard materials and building standard finishes as per the attached Exhibit A dated July 15, 1997.

     IN WITNESS WHEREOF, the parties hereto have executed this letter agreement as of the date and the year written below.

     IF TENANT SHALL BE A CORPORATION, THE AUTHORIZED OFFICERS MUST SIGN ON BEHALF OF THE CORPORATION AND INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.



Landlord:                                 Tenant:

Zufu Properties Co., Ltd.,                Harden & Company, Inc., a California
a California corporation                  corporation
("Landlord"), by and through
Total Properties Management Co.,
managing agent for the Property
("Landlord's Manager").

/s/ Donna L. Dalton                        /s/ Earl Wiklund
-------------------                        ----------------
By: Donna L. Dalton                        By: Earl Wiklund

Its: Senior Vice President                 Its: Chief Executive Officer

Dated: 7-24-97                             Dated: 7-24-97
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 . INSTALL VCT FLOORING IN TWO (2) ROOMS, CARPET THROUGHOUT THE REMAINDER OF THE
  PREMISES ALONG WITH BASE BOARD THROUGHOUT THE ENTIRE PREMISES

 . PAINT THE PREMISES

 . SEAL OFF ONE (1) WINDOW BETWEEN TWO ROOMS

 . INSTALL ONE (1) LIGHT SWITCH







                            BLUE PRINT APPEARS HERE





SUITE 407  Rentable 1559
CENTRAL PLAZA
3460 WILSHIRE BLVD., L.A.
7-15-97


               HARDEN & COMPANY, INC., A CALIFORNIA CORPORATION
                                   EXHIBIT A